Exhibit 99.2

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James Hart, 203.956.8746 (O) 203.339.2578 (M)

AFFINION GROUP HOLDINGS, INC. AND AFFINION GROUP, INC. ANNOUNCE

PRIVATE EXCHANGE OFFERS FOR THE 11.625% SENIOR NOTES DUE 2015 AND

11 1⁄2% SENIOR SUBORDINATED NOTES DUE 2015 AND RELATED CONSENT

SOLICITATIONS

STAMFORD, Conn., November 7, 2013 — Affinion Group Holdings, Inc. (“Affinion Holdings”) and Affinion Group, Inc. (“Affinion Group”) announced today that on November 7, 2013, (1) Affinion Holdings commenced an offer to exchange (the “Holdings Exchange Offer”) the outstanding 11.625% Senior Notes due 2015 (the “Existing Holdings Notes”) of Affinion Holdings for the consideration set forth in the table below and (2) Affinion Investments, LLC (“Affinion Investments”), an existing wholly owned unrestricted subsidiary of Affinion Group, commenced an offer to exchange (the “AGI Exchange Offer” and, together with the Holdings Exchange Offer, the “Exchange Offers”) the outstanding 11 1⁄2% Senior Subordinated Notes due 2015 (the “Existing AGI Notes” and, together with the Existing Holdings Notes, the “Existing Notes”) of Affinion Group for the consideration set forth in the table below. The purpose of the Exchange Offers and related Consent Solicitations (as defined below) is to extend the maturities of the Existing Notes from 2015 to 2018 and to eliminate the requirement to pay cash interest on the Existing Holdings Notes, thereby providing Affinion Holdings and Affinion Group with additional flexibility to execute their strategic initiatives and grow their business.

Existing Notes to be Exchanged	CUSIP No.	Outstanding Aggregate Principal Amount (in millions)	Total Consideration Amount (in Principal Amount) for each $1,000 Principal Amount of Existing Notes Tendered on or Prior to the Consent Time	Exchange Consideration Amount (in Principal Amount) for each $1,000 Principal Amount of Existing Notes Tendered After the Consent Time
Affinion Group Holdings, Inc.’s 11.625% Senior Notes due 2015	008294AB6	$325.0

$1,000 of Affinion Group Holdings, Inc.’s 13.75%/14.50% Senior Secured PIK/Toggle

Notes due 2018, Series A Warrants to

purchase 46.1069 shares of Affinion Group

Holdings, Inc.’s Class B Common Stock and

Series B Warrants to purchase 239.8612

shares of Affinion Group Holdings, Inc.’s

Class B Common Stock(1)

$950 of Affinion Group Holdings, Inc.’s

13.75%/14.50% Senior Secured PIK/Toggle

Notes due 2018, Series A Warrants to

purchase 46.1069 shares of Affinion Group

Holdings, Inc.’s Class B Common Stock and

Series B Warrants to purchase 239.8612

shares of Affinion Group Holdings, Inc.’s

Class B Common Stock (1)

Affinion Group, Inc’s 11 1⁄2% Senior Subordinated Notes due 2015	00828DAJ0	$355.5	$1,020 of Affinion Investments, LLC’s 13.50% Senior Subordinated Notes due 2018(1)	$1,000 of Affinion Investments, LLC’s 13.50% Senior Subordinated Notes due 2018(1)

(1)	In addition, accrued and unpaid interest to, but not including, the settlement date for the Existing Notes accepted for purchase will be paid on the settlement date in the form of cash.

On November 7, 2013, certain holders of Existing Notes (the “Significant Holders”), including, among others, affiliates of Ares Management, LLC and investment funds affiliated with or managed by Angelo, Gordon & Co. (a holder of Existing AGI Notes), which collectively held, as of such date, approximately $246 million (76%) aggregate principal amount of Existing Holdings Notes and approximately $182 million (51%) aggregate principal amount of Existing AGI Notes, entered into a support agreement (the “Support Agreement”) with Affinion Holdings, Affinion Group and Affinion Investments. Pursuant to the Support Agreement, the Significant Holders agreed to tender in the Exchange Offers their Existing Notes. The consummation of the Exchange Offers and the obligations of the Significant Holders to tender their Existing Notes in the Exchange Offers are subject to certain terms and conditions set forth in the Support Agreement.

The Exchange Offers are open only to (i) holders who are “qualified institutional buyers,” (ii) holders who are institutional “accredited investors” and (iii) holders who are not “U.S. persons,” as such terms are defined under the Securities Act of 1933, as amended (the “Securities Act”) (such eligible holders are referred to herein as “Eligible Holders”).

Concurrently with the Exchange Offers, Affinion Holdings and Affinion Investments are soliciting consents (the “Consent Solicitations”) from Eligible Holders to certain amendments (the “Proposed Amendments”) to the indentures governing the Existing Notes (the “Existing Indentures”) to remove substantially all of the restrictive covenants and certain of the default provisions in the Existing Indentures. Eligible Holders tendering Existing Notes in the Exchange Offers must also deliver consents to the Proposed Amendments with respect to such Existing Notes. Approval of the Proposed Amendments requires the consent of holders of at least a majority of the aggregate outstanding principal amount of each series of Existing Notes, not including Existing Notes held by affiliates of Affinion Holdings or Affinion Group. The consummation of the Exchange Offers is conditioned upon the receipt of the requisite consents to approve the Proposed Amendments.

The Exchange Offers and Consent Solicitations are scheduled to expire at 5:00 p.m., New York City time, on December 9, 2013 (as such date and time may be extended or earlier terminated, the “Expiration Time”).

Eligible Holders that validly tender, and do not withdraw, their Existing Holdings Notes at or prior to 5:00 p.m., New York City time, on November 21, 2013 (as such date and time may be extended, the “Consent Time”), will be eligible to receive, for each $1,000 principal amount of Existing Holdings Notes, the total consideration of:

•	$1,000 principal amount of new 13.75%/14.50% Senior Secured PIK/Toggle Notes due 2018 of Affinion Holdings (the “New Holdings Notes”);

•	Series A Warrants (the “Series A Warrants”) to purchase 46.1069 shares of Affinion Holdings’ Class B Common Stock, par value $0.01 per share (the “Class B Common Stock”), which in the aggregate represent the right to acquire up to 15% of the pro forma fully diluted ownership of Affinion Holdings after giving effect to the Exchange Offers but without giving effect to options and restricted stock units (“RSUs”) granted under Affinion Holdings’ management compensation and incentive plans, which Series A Warrants will be exercisable upon issuance until the tenth anniversary of their issuance, calculated as of the closing date of the Exchange Offers; and

•	Series B Warrants (the “Series B Warrants”) to purchase 239.8612 shares of Class B Common Stock, which together with the Series A Warrants, in the aggregate represent the right to acquire up to 50.1% of the pro forma fully diluted ownership of Affinion Holdings after giving effect to the Exchange Offers and options and RSUs granted under Affinion Holdings’ management compensation and incentive plans, calculated as of the closing date of the Exchange Offers. The Series B Warrants, unlike the Series A Warrants, will not be exercisable until and unless on the fourth anniversary of their issuance, 5% or more aggregate principal amount of New Holdings Notes issued in the Exchange Offers is then outstanding and unpaid, but will otherwise expire and be cancelled without having become exercisable. If the Series B Warrants become exercisable, they will be exercisable until the tenth anniversary of their issuance.

Eligible Holders that validly tender, and do not withdraw, their Existing AGI Notes at or prior to the Consent Time, will be eligible to receive, for each $1,000 principal amount of Existing AGI Notes, the total consideration of:

•	$1,020 principal amount of new 13.50% Senior Subordinated Notes due 2018 of Affinion Investments (the “New Investments Notes”).

We refer to the Series A Warrants and the Series B Warrants, collectively, as the “Warrants,” the New Holdings Notes and the New Investments Notes, collectively, as the “New Notes,” and the New Notes and the Warrants, collectively, as the “New Securities.” An Eligible Holder that validly tenders its Existing Notes in the Exchange Offers will be deemed to have delivered a consent with respect to such tendered Existing Notes pursuant to the Consent Solicitations. Tendered Existing Notes may not be withdrawn after the Consent Time.

Eligible Holders that validly tender their Existing Holdings Notes and deliver their consents after the Consent Time but at or prior to the Expiration Time will be eligible to receive, for each $1,000 principal amount of Existing Holdings Notes, the exchange consideration of:

•	$950 principal amount of New Holdings Notes;

•	Series A Warrants to purchase 46.1069 shares of Class B Common Stock, which in the aggregate represent the right to acquire up to 15% of the pro forma fully diluted ownership of Affinion Holdings after giving effect to the Exchange Offers but without giving effect to options and RSUs granted under Affinion Holdings’ management compensation and incentive plans, which Series A Warrants will be exercisable upon issuance until the tenth anniversary of their issuance, calculated as of the closing date of the Exchange Offers; and

•	Series B Warrants to purchase 239.8612 shares of Class B Common Stock, which together with the Series A Warrants, in the aggregate represent the right to acquire up to 50.1% of the pro forma fully diluted ownership of Affinion Holdings after giving effect to the Exchange Offers and options and RSUs granted under Affinion Holdings’ management compensation and incentive plans, calculated as of the closing date of the Exchange Offers. The Series B Warrants, unlike the Series A Warrants, will not be exercisable until and unless on the fourth anniversary of their issuance, 5% or more aggregate principal amount of New Holdings Notes issued in the Exchange Offers is then outstanding and unpaid, but will otherwise expire and be cancelled without having become exercisable. If the Series B Warrants become exercisable, they will be exercisable until the tenth anniversary of their issuance.

Eligible Holders that validly tender their Existing AGI Notes and deliver their consents after the Consent Time but at or prior to the Expiration Time will be eligible to receive, for each $1,000 principal amount of Existing AGI Notes, the exchange consideration of:

•	$1,000 principal amount of New Investments Notes.

In addition, holders of Existing Notes validly tendered in the Exchange Offers and not withdrawn will receive on the settlement date for the Exchange Offers accrued and unpaid interest to, but not including, the settlement date in cash.

Consummation of the Exchange Offers and Consent Solicitations is conditioned upon the satisfaction or waiver of the conditions set forth in the confidential offering memorandum and consent solicitation statement (the “Offering Memorandum”) and the related letters of transmittal and consent (the “Letters of Transmittal”). Such conditions include, among other things, the valid tender and acceptance by us of at least $300,625,000 aggregate principal amount of Existing Holdings Notes in the Holdings Exchange Offer and $319,950,000 aggregate principal amount of Existing AGI Notes in the AGI Exchange Offer. The consummation of the Exchange Offers is also subject to Affinion Group’s receipt of certain waivers and entering into certain amendments with the lenders under its senior secured credit facility (the “Credit Agreement”), the receipt of the requisite consents to approve the applicable Proposed Amendments and the execution of the supplemental indentures giving effect to such Proposed Amendments. Subject to the terms and conditions set forth in the Offering Memorandum and the Support Agreement, Affinion Holdings and Affinion Investments may waive any of these or any other conditions to the consummation of the Exchange Offers and Consent Solicitations.

Immediately after the consummation of the Exchange Offers, Affinion Investments will exchange with Affinion Group all of the Existing AGI Notes received by it in the AGI Exchange Offer for new 13.50% senior subordinated notes of Affinion Group due 2018 (the “Extended AGI Notes”) in a principal amount equal to the principal amount of New Investments Notes.

The New Investments Notes will be guaranteed by Affinion Investments II, LLC (“Affinion Investments II”), another existing wholly owned unrestricted subsidiary of Affinion Group. Upon consummation of the Exchange Offers, Affinion Investments and Affinion Investments II will collectively own 35% of the equity interests in all of the first-tier operating foreign subsidiaries of Affinion Group. Affinion Group or restricted subsidiaries of Affinion Group will retain the 65% ownership of these foreign subsidiaries.

The Exchange Offers and Consent Solicitations are being made solely to Eligible Holders upon the terms and subject to the conditions set forth in the Offering Memorandum and the Letters of Transmittal, each dated November 7, 2013. Only holders who certify to their status as “qualified institutional buyers,” institutional “accredited investors” or non-“U.S. persons,” each as defined under the Securities Act, and are Eligible Holders may receive copies of the Offering Memorandum and Letters of Transmittal and participate in the Exchange Offers. Holders wishing to certify that they are Eligible Holders and be eligible to receive a copy of the Offering Memorandum and Letters of Transmittal, should contact the Information and Exchange Agent for the Exchange Offers, D.F. King & Co., Inc., at (800) 848-3416 (Toll-Free), (212) 269-5550 (Dealers and Brokers) or affinion@dfking.com.

This press release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any securities. The Exchange Offers and Consent Solicitations are being made and the New Securities are being offered only to “qualified institutional buyers,” institutional “accredited investors” and holders that are not “U.S. persons,” as such terms are defined under the Securities Act. The New Securities have not been registered under the Securities Act or under any state securities laws, and the New Notes, the Warrants and the shares of Class B Common Stock issuable upon exercise of the Warrants may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act, and accordingly, are subject to significant restrictions on transfer and resale as more fully described in the Offering Memorandum and the Letters of Transmittal. The Exchange Offers and Consent Solicitations are subject to the terms and conditions set forth in the Offering Memorandum and the Letters of Transmittal.

About Affinion Group

As a global leader with 40 years of experience, Affinion Group enhances the value of its partners’ customer relationships by developing and marketing loyalty solutions. Leveraging its expertise in customer engagement, product development and targeted marketing, Affinion Group provides programs in subscription-based lifestyle services, personal protection, insurance and other areas to help generate increased customer loyalty and significant incremental revenue for more than 5,740 marketing partners worldwide, including many of the largest and most respected companies in financial services, retail, travel, and Internet commerce. Based in Stamford, Conn., Affinion Group has approximately 4,300 employees and has marketing capabilities in 19 countries globally. Affinion Group holds the prestigious ISO 27001 certification for the highest information security practices, is PCI compliant and Cybertrust certified. For more information, visit www.affinion.com.

Forward-Looking Statements

This press release may contain “forward-looking statements.” These forward-looking statements include, but are not limited to, the completion of the proposed Exchange Offers, discussions regarding industry outlook, Affinion Group’s expectations regarding the performance of its business, its liquidity and capital resources, its guidance for 2013 and the other non-historical statements. These statements can be identified by the use of words such as “believes” “anticipates,” “expects,” “intends,” “plans,” “continues,” “estimates,” “predicts,” “projects,” “forecasts,” and similar expressions. All forward-looking statements are based on management’s current expectations and beliefs only as of the date of this press release and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those discussed in, or implied by, the forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, risks related to general economic and business conditions and international and geopolitical events, a downturn in the credit card industry or changes in the techniques of credit card issuers, industry trends, foreign currency exchange rates, the effects of a decline in travel on Affinion Group’s travel fulfillment business, termination or expiration of one or more agreements with its marketing partners or a reduction of the marketing of its services by one or more of its marketing partners, Affinion Holdings’ and Affinion Group’s substantial leverage, restrictions contained in their respective debt agreements, Affinion Group’s inability to compete effectively, and other risks identified and discussed from time to time in reports filed by Affinion Holdings and Affinion Group with the SEC, including Affinion Holdings’ most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, and Affinion Group’s most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2013. Readers are strongly encouraged to review carefully the full cautionary statements described in these reports. Except as required by law, none of Affinion Holdings, Affinion Group or Affinion Investments undertakes any obligation to revise or update publicly any forward-looking statements to reflect events or circumstances after the date of this press release, or to reflect the occurrence of unanticipated events or circumstances.